UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 28, 2021

C2E Energy, Inc.

(Exact Name of Registrant as Specified in its Charter)

Florida	333-106299	65-1139235
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1185 Avenue of the Americas 3rd Floor New York, NY	10036
(Address of principal executive offices)	(Zip Code)

(646) 768-8417

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered under Section 12(g) of the Exchange Act: None

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 5.01 Changes in Control of Registrant.

On June 28, 2021, as a result of a private transactions, 10,000,000 shares of Series A Preferred Stock, $0.0001 par value per share (the “Shares”) of C2E Energy, Inc., a Florida corporation (the “Company”), were transferred from Custodian Ventures, LLC to Hunthall Limited (the “Purchaser”). As a result, the Purchaser became an approximately 67% holder of the voting rights of the issued and outstanding share capital of the Company on a fully-diluted basis of the Company, and became the controlling shareholder. The consideration paid for the Shares was $250,000. The source of the cash consideration for the Shares was personal funds of the Purchaser. In connection with the transaction, David Lazar released the Company from all debts owed to him.

Other than as described below, there are no arrangements or understandings among both the former and new control persons and their associates with respect to the election of directors of the Company or other matters. The information set forth in Item 5.02 of this Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 28, 2021, the existing director and officer resigned immediately. Accordingly, David Lazar, serving as a director and an officer, ceased to be the Company’s Chief Executive Officer, Chief Financial Officer, President, Treasurer, Secretary and a Director. At the effective date of the transfer, Arthur Li consented to act as the new President, CEO, CFO, Treasurer, Secretary and Chairman of the Board of Directors of the Company.

Arthur Li has been the Managing Director of Hunthall Limited from October 2019 through the present. From February 2019 to September 2019, he was a Corporate Finance Executive at Anglo Chinese Group Ltd. From July 2016 to December 2018, Arthur Li was the Director of Marketing at Transcosmos America Inc.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	STOCK PURCHASE AGREEMENT, dated June 28, 2021, by and between Custodian Ventures,. LLC and Hunthall Limited

99.2	DIRECTORS RESOLUTIONS, dated June 28, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 29, 2021

C2E Energy, Inc.

/s/ Arthur Li
By:	Arthur Li
Title:	President

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